NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Jun. 28, 2017
Disclosure Nature Of Operations And Summary Of Significant Accounting Policies Narrative [Abstract]
Nature Of Operations
(a) Nature of Operations
We are principally engaged in the ownership, operation, development, and franchising of the Chili’s Grill & Bar (“Chili’s”) and Maggiano’s Little Italy (“Maggiano’s”) restaurant brands. At June 28, 2017, we owned, operated, or franchised 1,674 restaurants in the United States and 30 countries and two territories outside of the United States

Basis Of Presentation
(b) Basis of Presentation
Our consolidated financial statements include the accounts of Brinker International, Inc. and our wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.
We have a 52/53 week fiscal year ending on the last Wednesday in June. Fiscal years 2017 and 2015, which ended on June 28, 2017 and June 24, 2015, respectively, each contained 52 weeks. Fiscal year 2016 ended on June 29, 2016 and contained 53 weeks. The estimated impact of the 53rd week in fiscal 2016 was an increase in revenue of approximately $58.3 million. While certain expenses increased in direct relationship to additional revenue from the 53rd week, other expenses, such as fixed costs, are incurred on a calendar month basis.
In connection with the preparation of the consolidated financial statements for the year ended June 28, 2017, we discovered immaterial errors in prior years relating to the accuracy of certain tax accounts. While we concluded that the impact of these errors on our previously-issued consolidated financial statements was not material, we revised our previously-reported consolidated financial statements for the fiscal years ended June 29, 2016 and June 24, 2015. The revisions included a net increase in the provision for income taxes of $0.1 million and $2.1 million for fiscal 2016 and 2015, respectively. These revisions for fiscal 2016 offset and therefore resulted in no change to earnings per share for fiscal 2016 and a $0.03 decrease for fiscal 2015. The cumulative effect of the changes to retained earnings at the beginning of fiscal 2015, the earliest date presented in the consolidated financial statements for the year ended June 28, 2017, was a reduction of $10.3 million. For additional information, see Note 16 - Immaterial Correction of Prior Period Financial Statements.
In April 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2015-03, Simplifying the Presentation of Debt Issuance Costs. This update requires that debt issuance costs be presented in the balance sheet as a direct deduction from the associated debt liability. This update was effective for annual and interim periods for fiscal years beginning after December 15, 2015, which required us to adopt these provisions in the first quarter of fiscal 2017. Accordingly, we reclassified the debt issuance cost balances associated with the 2.60% notes and 3.88% notes of $1.0 million and $2.2 million, respectively, from other assets to long-term debt, less current installments on the consolidated balance sheet as of June 29, 2016. The reclassification did not have a material effect on our consolidated financial statements.
In April 2015, the FASB issued ASU 2015-05, Customer's Accounting for Fees Paid in a Cloud Computing Arrangement. This update provides guidance to companies that purchase cloud computing services to determine whether or not the arrangement includes a software license and the related accounting treatment. This update was effective for annual and interim periods for fiscal years beginning after December 15, 2015, which required us to adopt these provisions in the first quarter of fiscal 2017. We adopted the guidance prospectively and the adoption did not have any impact on our consolidated financial statements.
In August 2014, the FASB issued ASU 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. This update requires management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued. If such conditions or events exist, an entity should disclose that there is substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued. Disclosure should include the principal conditions or events that raise substantial doubt, management’s evaluation of the significance of those conditions or events in relation to the entity’s ability to meet its obligations, and management’s plans that are intended to mitigate those conditions or events. This update was effective for the annual period ending after December 15, 2016, and for annual and interim periods thereafter. We adopted the guidance effective June 28, 2017. Accordingly, we performed an evaluation and determined that there are no conditions or events, considered in the aggregate, that raise substantial doubt about our ability to continue as a going concern through August 28, 2018. The adoption did not have any impact on our consolidated financial statements.
Revenues are presented in two separate captions on the consolidated statements of comprehensive income to provide more clarity around company-owned restaurant revenue and operating expense trends. Company sales includes revenues generated by the operation of company-owned restaurants including gift card redemptions. Franchise and other revenues includes royalties, development fees, franchise fees, Maggiano's banquet service charge income, gift card breakage and discounts, digital entertainment revenue, Chili's retail food product royalties and delivery fee income.
We report certain labor and related expenses in a separate caption on the consolidated statements of comprehensive income titled restaurant labor. Restaurant labor includes all compensation-related expenses, including benefits and incentive compensation, for restaurant team members at the general manager level and below. Labor-related expenses attributable to multi-restaurant (or above-restaurant) supervision is included in restaurant expenses

Use Of Estimates
(c) Use of Estimates
The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and costs and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition
(d) Revenue Recognition
We record revenue from the sale of food, beverages and alcohol as products are sold. Initial fees received from a franchisee to establish a new franchise are recognized as income when we have performed our obligations required to assist the franchisee in opening a new franchise restaurant, which is generally upon the opening of such restaurant. Fees received for development arrangements are recognized as income upon satisfaction of our obligations, generally upon the execution of the agreement when the development rights are conveyed to the franchisee. Continuing royalties, which are a percentage of net sales of franchised restaurants, are accrued as income when earned.
Proceeds from the sale of gift cards are recorded as deferred revenue and recognized as revenue when the gift card is redeemed by the holder. Breakage income represents the value associated with the portion of gift cards sold that will most likely never be redeemed. Based on our historical gift card redemption patterns and considering our gift cards have no expiration dates or dormancy fees, we can reasonably estimate the amount of gift card balances for which redemption is remote and record breakage income based on this estimate. We recognize breakage income within franchise and other revenues in the consolidated statements of comprehensive income. We update our estimate of our breakage rate periodically and, if necessary, adjust the deferred revenue balance accordingly.

Fair Value Measurements
(e) Fair Value Measurements
Fair value is defined as the price that we would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants on the measurement date. In determining fair value, the accounting standards establish a three level hierarchy for inputs used in measuring fair value, as follows:

•	Level 1—inputs are quoted prices in active markets for identical assets or liabilities.

•	Level 2—inputs are observable for the asset or liability, either directly or indirectly, including quoted prices in active markets for similar assets or liabilities.

•	Level 3—inputs are unobservable and reflect our own assumptions.

Cash And Cash Equivalents
(f) Cash and Cash Equivalents
Our policy is to invest cash in excess of operating requirements in income-producing investments. Income-producing investments with original maturities of three months or less are reflected as cash equivalents.

Accounts Receivable
(g) Accounts Receivable
Accounts receivable, net of the allowance for doubtful accounts, represents their estimated net realizable value. Provisions for doubtful accounts are recorded based on management’s judgment regarding our ability to collect as well as the age of the receivables. Accounts receivable are written off when they are deemed uncollectible.

Inventories	(h) Inventories Inventories consist of food, beverages and supplies and are valued at the lower of cost or market, using the first-in, first-out or "FIFO" method.
Property And Equipment
(i) Property and Equipment
Property and equipment is stated at cost. Buildings and leasehold improvements are depreciated using the straight-line method over the lesser of the life of the lease, including certain renewal options, or the estimated useful lives of the assets, which range from 5 to 20 years. Furniture and equipment are depreciated using the straight-line method over the estimated useful lives of the assets, which range from 3 to 10 years. Routine repair and maintenance costs are expensed when incurred. Major replacements and improvements are capitalized.
We review the carrying amount of property and equipment semi-annually or when events or circumstances indicate that the carrying amount may not be recoverable. We have determined the restaurant level is the lowest level of identifiable cash flows. If the carrying amount is not recoverable, we record an impairment charge for the excess of the carrying amount over the fair value. We determine fair value based on discounted projected future operating cash flows of the restaurants over their remaining service life using a risk adjusted discount rate that is commensurate with the inherent risk. Impairment charges are included in other gains and charges in the consolidated statements of comprehensive income.

Definite-lived Intangible Assets
(j) Definite-lived Intangible Assets
Definite-lived intangible assets primarily include reacquired franchise rights resulting from our acquisitions. Definite-lived intangible assets are amortized using the straight-line method over the estimated useful lives of the assets.
We determine the fair value of reacquired franchise rights based on discounted projected future operating cash flows of the restaurants associated with these franchise rights. We review the carrying amount semi-annually or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the carrying amount is not recoverable, we record an impairment charge for the excess of the carrying amount over the fair value. Impairment charges are included in other gains and charges in the consolidated statements of comprehensive income.

Operating Leases
(k) Operating Leases
Rent expense for leases that contain scheduled rent increases is recognized on a straight-line basis over the lease term, including cancelable option periods where failure to exercise such options would result in an economic penalty such that the renewal appears reasonably assured. The straight-line rent calculation and rent expense includes the rent holiday period, which is the period of time between taking control of a leased site and the rent commencement date. Contingent rents are generally amounts due as a result of sales in excess of amounts stipulated in certain restaurant leases and are included in rent expense at the point in time we determine that it is probable that such sales levels will be achieved. Landlord contributions are recorded when received as a deferred rent liability and amortized as a reduction of rent expense on a straight-line basis over the lease term.

Advertising
(l) Advertising
Advertising production costs are expensed in the period when the advertising first takes place. Other advertising costs are expensed as incurred. Advertising costs, net of advertising contributions from franchisees, were $103.8 million, $93.6 million and $94.3 million in fiscal 2017, 2016, and 2015, respectively, and are included in restaurant expenses in the consolidated statements of comprehensive income.

Goodwill and Other Intangibles
(m) Goodwill
Goodwill is not subject to amortization, but is tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill has been assigned to reporting units for purposes of impairment testing. Our two restaurant brands, Chili’s and Maggiano’s, are both operating segments and reporting units.
Goodwill impairment tests consist of a comparison of each reporting unit’s fair value with its carrying value. We determine fair value based on a combination of market-based values and discounted projected future operating cash flows of the restaurant brands using a risk adjusted discount rate that is commensurate with the risk inherent in our current business model. If the carrying value of a reporting unit exceeds its fair value, goodwill is written down to its implied fair value. We determined that there was no goodwill impairment during our annual tests as the fair value of our reporting units was substantially in excess of the carrying values. No indicators of impairment were identified through the end of fiscal year 2017. See Note 5 for additional disclosures related to goodwill.
We occasionally acquire restaurants from our franchisees. Goodwill from these acquisitions represents the excess of the cost of the business acquired over the net amounts assigned to assets acquired, including identifiable intangible assets, primarily reacquired franchise rights. In connection with the sale of restaurants, we will allocate goodwill from the reporting unit, or restaurant brand, to the disposal group in the determination of the gain or loss on the disposition. The allocation is based on the relative fair values of the disposal group and the portion of the reporting unit that was retained. If we dispose of a restaurant brand and all related restaurants, the entire goodwill balance associated with the reporting unit or brand will be included in the disposal group for purposes of determining the gain or loss on the disposition. Additionally, if we sell restaurants with reacquired franchise rights, we will include those assets in the gain or loss on the disposition.

Liquor Licenses
(n) Liquor Licenses
The costs of obtaining non-transferable liquor licenses from local government agencies are expensed over the specified term of the license. The costs of purchasing transferable liquor licenses through open markets in jurisdictions with a limited number of authorized liquor licenses are capitalized as indefinite-lived intangible assets and included in intangibles.
Transferable liquor licenses are tested for impairment semi-annually or more frequently if events or circumstances indicate that the asset might be impaired. Impairment charges are recognized based on the excess of carrying value over fair value. We determine fair value based on prices in the open market for licenses in same or similar jurisdictions. Impairment charges are included in other gains and charges in the consolidated statements of comprehensive income.

Sales Taxes	(o) Sales Taxes Sales taxes collected from guests are excluded from revenues. The obligation is included in accrued liabilities until the taxes are remitted to the appropriate taxing authorities.
Self-Insurance Program
(p) Self-Insurance Program
We are self-insured for certain losses related to health, general liability and workers’ compensation. We maintain stop loss coverage with third party insurers to limit our total exposure. The self-insurance liability represents an estimate of the ultimate cost of claims incurred and unpaid as of the balance sheet date. The estimated liability is not discounted and is established based upon analysis of historical data and actuarial estimates, and is reviewed on a quarterly basis to ensure that the liability is appropriate. If actual trends, including the severity or frequency of claims, differ from our estimates, our financial results could be impacted. Accrued and other liabilities include the estimated incurred but unreported costs to settle unpaid claims.

Income Taxes
(q) Income Taxes
Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
We record a liability for unrecognized tax benefits resulting from tax positions taken, or expected to be taken, in an income tax return that is not more-likely-than-not to be realized. We recognize any interest and penalties related to unrecognized tax benefits in income tax expense.
We reinvest foreign earnings, therefore, United States deferred income taxes have not been provided on foreign earnings.

Stock-Based Compensation
(r) Stock-Based Compensation
We measure and recognize compensation cost at fair value for all share-based payments. We record compensation expense using a graded-vesting schedule or on a straight-line basis, as applicable, over the vesting period, or to the date on which retirement eligibility is achieved, if shorter. We recognize compensation expense for only the portion of share-based awards that are expected to vest. Therefore, we apply estimated forfeiture rates that are derived from our historical forfeitures of similar awards.
Certain employees are eligible to receive stock options, performance shares, restricted stock and restricted stock units, while non-employee members of the Board of Directors are eligible to receive stock options, restricted stock and restricted stock units. Performance shares represent a right to receive shares of common stock upon satisfaction of company performance goals at the end of a three-year cycle. Vesting of performance shares granted in fiscal 2017 is contingent upon meeting company performance goals based on our rate of earnings growth at the end of the three-year period. Compensation expense for the performance shares granted in fiscal 2017 is recorded based on management's periodic estimates of the number of shares that will ultimately be issued and the fair value of the shares as determined by our closing stock price on the date of grant. A cumulative expense adjustment is recognized when that estimate changes. The fair value of our performance shares granted prior to fiscal 2017, which contain a market condition, was determined on the date of grant based on a Monte Carlo simulation model. The fair value of restricted stock and restricted stock units are based on our closing stock price on the date of grant.

Preferred Stock
(s) Preferred Stock
Our Board of Directors is authorized to provide for the issuance of 1.0 million preferred shares with a par value of $1.00 per share, in one or more series, and to fix the voting rights, liquidation preferences, dividend rates, conversion rights, redemption rights, and terms, including sinking fund provisions, and certain other rights and preferences. As of June 28, 2017, no preferred shares were issued.

Shareholders' Deficit
(t) Shareholders’ Deficit
In August 2016, our Board of Directors authorized a $150.0 million increase to our existing share repurchase program resulting in total authorizations of $4.3 billion. In September 2016, we entered into a $300.0 million accelerated share repurchase agreement ("ASR Agreement") with Bank of America, N.A. (“BofA”). The ASR Agreement settled in January 2017. Pursuant to the terms of the ASR Agreement, we paid BofA $300.0 million in cash and received 5.9 million shares of our common stock. The accelerated share repurchase transaction qualified for equity accounting treatment. Repurchased common stock is reflected as an increase in treasury stock within shareholders’ deficit. We also repurchased approximately 1.6 million additional shares of common stock for a total of 7.5 million shares repurchased during fiscal 2017 for $370.9 million. The repurchased shares included shares purchased as part of our share repurchase program and shares repurchased to satisfy team member tax withholding obligations on the vesting of restricted shares. As of June 28, 2017, approximately $115.8 million was available under our share repurchase authorizations. Our stock repurchase plan has been and will be used to return capital to shareholders and to minimize the dilutive impact of stock options and other share-based awards. We evaluate potential share repurchases under our plan based on several factors, including our cash position, share price, operational liquidity, proceeds from divestitures, borrowings, and planned investment and financing needs. Additionally, during fiscal 2017, approximately 225,000 stock options were exercised resulting in cash proceeds of approximately $5.6 million.
During fiscal 2017, we paid dividends of $70.8 million to common stock shareholders, compared to $74.1 million in the prior year. Our Board of Directors approved a 6.3% increase in the quarterly dividend from $0.32 to $0.34 per share effective with the dividend declared in August 2016. We also declared a quarterly dividend of $0.34 per share in May 2017 which was paid subsequent to the end of the year on June 29, 2017 in the amount of $16.6 million. The dividend accrual was included in other accrued liabilities on our consolidated balance sheet as of June 28, 2017.

Comprehensive Income
(u) Comprehensive Income
Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. Fiscal 2017, 2016 and 2015 comprehensive income consists of net income and foreign currency translation adjustments. The foreign currency translation adjustment represents the unrealized impact of translating the financial statements of the Canadian restaurants and the Mexico joint venture with CMR, S.A.B. de C.V. from their respective functional currencies to U.S. dollars. This amount is not included in net income and would only be realized upon the sale or upon complete or substantially complete liquidation of the businesses. The accumulated other comprehensive loss is presented on the consolidated balance sheets.

Net Income Per Share
(v) Net Income Per Share
Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the reporting period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. For the calculation of diluted net income per share, the basic weighted average number of shares is increased by the dilutive effect of stock options and restricted share awards. Stock options and restricted share awards with an anti-dilutive effect are not included in the dilutive earnings per share calculation.

Segment Reporting
(w) Segment Reporting
Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing operating performance. We manage our business on the basis of two operating segments, Chili’s and Maggiano’s. The brands operate company-owned restaurants principally in the U.S. within the full-service casual dining segment of the industry. The Chili's segment also has company-owned restaurants in Canada and franchised locations in the U.S and 30 countries and two territories outside of the U.S. Additional information about our segments, including financial information, is included in Note 15.